High-Graded Assets

Focused Exploration

Expanding Production

Monetizing Stranded Natural Gas

Transitioning to a Cash Generator

Noble Energy, Inc.
Acquisition of
Patina Oil & Gas Corporation

December 16, 2004

Forward-looking Statement

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on
Noble Energy’s and Patina Oil & Gas’ current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.  Risks, uncertainties and assumptions include
1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the acquisition; 2) the possibility that problems may arise in successfully integrating the businesses of the two companies; 3) the possibility that the acquisition may involve unexpected costs; 4) the possibility that the combined company may be unable to achieve cost-
cutting synergies; 5) the possibility that the businesses may suffer as a result of uncertainty surrounding the acquisition; 6) the possibility that the industry may be subject to future regulatory or legislative actions; 7) the volatility in commodity prices for oil and gas; 8) the presence or recoverability of estimated reserves; 9) the ability to replace reserves; 10) environmental risks; 11)
drilling and operating risks; 12) exploration and development risks; 13) competition; 14) the ability of management to execute its plans to meet its goals and other risks that are described in SEC reports filed by Noble Energy and Patina Oil & Gas.  Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Noble Energy and Patina Oil & Gas.  Noble Energy and Patina Oil & Gas
assume no obligation and expressly disclaim any duty to update the information contained herein except as required by law.

Additional Information About The Merger
And Where To Find It

In connection with the proposed acquisition by Noble Energy of Patina Oil & Gas, Noble Energy and Patina Oil &
Gas will file relevant materials with the SEC, including one or more registration statement(s) that contain a prospectus and a joint proxy statement.  Investors and security holders of Noble Energy and Patina Oil & Gas are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Noble Energy, Patina Oil & Gas and the acquisition.  Investors and security holders may obtain these documents (and any other documents filed by Noble Energy or Patina Oil & Gas with the SEC) free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Noble Energy may be obtained free of charge from Noble Energy’s website at www.nobleenergyinc.com.  The documents filed with the
SEC by Patina Oil & Gas may be obtained free of charge from Patina Oil & Gas’ website at www.patinaoil.com.
Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.

Noble Energy, Patina Oil & Gas and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Noble Energy and Patina Oil & Gas in favor of the acquisition.  Information about the executive officers and directors of Noble Energy and their ownership of
Noble Energy common stock is set forth in the proxy statement for Noble Energy’s 2004 Annual Meeting of
Stockholders, which was filed with the SEC on March 24, 2004.  Information about the executive officers and directors of Patina Oil & Gas and their ownership of Patina Oil & Gas common stock is set forth in the proxy statement for Patina Oil & Gas’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 16,
2004.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Noble Energy, Patina Oil & Gas and their respective executive officers and directors in the acquisition by reading the joint proxy statement/prospectus regarding the acquisition when it becomes available.

These materials do not constitute an offer to sell or solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Transaction Summary
An Accretive Acquisition Benefiting All Parties

Transaction Value – $3.4 Billion

$1.8 Billion Equity

$1.1 Billion Debt

$0.5 Billion Assumed Debt

60 Percent Stock / 40 Percent Cash

New NBL Shares Issued – 27 Million

Immediately Accretive to EPS and DCFPS

Pro Forma Ownership

68 Percent NBL

32 Percent POG

Board of Directors

Five Current NBL Directors

Two POG Directors

Transaction Summary
Key Terms and Conditions

March/April 2005

Estimated Closing:

NBL Shareholder Approval

POG Shareholder Approval

Hart Scott Rodino Approval

Conditions:

$100MM

Termination Fee:

POG Shareholders Can, Subject to Proration, Elect:

Cash or NBL Common Stock, in Either Case
Having a Value Equal to $14.80, plus

Value of 0.3751 NBL Shared During Specified
Period Prior to Closing

In Total, POG Shareholders Will Receive
Consideration Comprised of 60 Percent of NBL
Common Stock and 40 Percent Cash

Consideration:

Transaction Summary
Substantial Financial and Operating Benefits

Reserves and Production Increase Over 50 Percent

Lengthen Domestic Reserve Life

Reserves Per Share Increase 12 Percent

Establishes New Core Areas in Long-lived Basins

Domestic Onshore Reserves Increase to 45 Percent of Total

Onshore Tight Gas Expertise Enhanced

Reduces Domestic Risk and Costs

Less Reliance on Exploration

More Exploitation/Development

Multi-year Project Inventory

Immediately Accretive to EPS and DCFPS*

Increased Free Cash Flow Generation Capacity

Hedging Program Protects Cash Flows from Operations

* See Appendix

Benefits to POG’s Shareholders

Immediate Exposure to High Impact Projects Overseas
and in the Deep Water Gulf of Mexico

Combined Companies Have Outstanding Portfolio
Diversification

55% Domestic Reserves, 45% International Reserves

Transaction Structure Allows POG’s Shareholders to
Continue to Participate in the Growth of POG’s Assets
While Gaining Exposure to Exploration Projects with
Significant Potential

Additional Financial Flexibility with Investment Grade
Rating

An Outstanding Combination of Assets

Equatorial Guinea*

Reserves       203 MMBoe

Production     17 MBoepd

Argentina*

Reserves      10 MMBoe

Production    3 MBoepd

Ecuador*

Reserves      13 MMBoe

Production    3 MBoepd

Israel*

Reserves    75 MMBoe

Production 7 MBoepd

North Sea*

Reserves      11 MMBoe

Production   9 MBoepd

China*

Reserves      10 MMBoe

Production     4 MBoepd

Onshore US Pro Forma*

Reserves       320 MMBoe

Production      78 MBoepd

Gulf of Mexico*

Reserves          68 MMBoe

Production     39 MBoepd

* Reserves As Of 12/31/03

    Production As Of  YTD 9/04

POG Adds Significant Assets in Key Growth Basins

San Juan

16 MMBoe Proved (2004E)

97% Gas

22 MMBoe Probable & Possible

500+ Projects

Wattenberg

152 MMBoe Proved (2004E)

68% Gas

120 MMBoe Probable & Possible

8,700+ Projects

Mid-Continent

80 MMBoe Proved (2004E)

70% Gas

35 MMBoe Probable & Possible

800+ Projects

Central

15 MMBoe Proved (2004E)

11% Gas

4 MMBoe Probable & Possible

300 Projects

NBL

POG – Wattenberg

152 MMBoe Proved (2004E)

68% Gas

120 MMBoe Probable & Possible

8,700+ Projects

POG – Mid-Continent

80 MMBoe Proved (2004E)

70% Gas

35 MMBoe Probable & Possible

800+ Projects

POG – San Juan

16 MMBoe Proved (2004E)

97% Gas

22 MMBoe Probable & Possible

500+ Projects

POG – Central

15 MMBoe Proved (2004E)

11% Gas

4 MMBoe Probable & Possible

300 Projects

NBL

POG – Wattenberg

152 MMBoe Proved (2004E)

68% Gas

120 MMBoe Probable & Possible

8,700+ Projects

POG – Mid-Continent

80 MMBoe Proved (2004E)

70% Gas

35 MMBoe Probable & Possible

800+ Projects

POG – San Juan

16 MMBoe Proved (2004E)

97% Gas

22 MMBoe Probable & Possible

500+ Projects

POG – Central

15 MMBoe Proved (2004E)

11% Gas

4 MMBoe Probable & Possible

300 Projects

POG Adds Significant Assets in Key Growth Basins

Siberia Ridge Field

8 – 10  Well Drilling Program

Additional Infill Drilling Potential

Bowdoin Field

25 Well Drilling Program

Niobrara Trend

235 Well Infill Drilling Program

Caspiana Field

(Hosston / Cotton Valley)

5 – 7 Well Drilling Program

Additional Infill Drilling Potential

Gulf Coast Region

38 Drilling Well Program

Wind River

Testing 27,000 Acre Position

Piceance

Drilling 32 Wells on 6,500 Acres

International

70%

Domestic

30%

Rebalance Reserve Mix
Domestic Weighting Increases Significantly

International

45%

Domestic

55%

Total Reserves:

710 MMBoe

Pro Forma

NBL YE 2003

Total Reserves:

457 MMBoe

Increased Domestic Onshore Contribution
More Stable, Longer-lived Production

GOM

37%

North Sea

7%

Domestic
Onshore

20%

Other Int’l

9%

Israel

12%

EG

15%

GOM

24%

North Sea

5%

Domestic
Onshore

47%

Other Int’l

6%

Israel

8%

EG

10%

107 MBoepd

160 MBoepd

NBL Production

3Q04

Pro Forma

3Q04

Why Patina Oil & Gas?

Grow Domestic Position in Key Basins

Long-lived Onshore

Deepwater

Complement International Production
Growth

Balance Risk From Exploration

Generate Competitive Risk-weighted
Returns

Reduce Dependence on Gulf of Mexico
Shelf

High-quality, Multi-year, Low-risk Inventory

Balances Risk Profile of Reserve Base

Increases Domestic Onshore Reserves to
45 Percent of Total Reserves From 15
Percent

Increases Domestic Exploitation

Extends Domestic Reserve Life

Taps into One of the Stronger Near-term
Organic Growth Profiles in the Sector

Establishes New Core Areas with Platform
for Further Regional Consolidation

Allows Application of POG’s Technological
Expertise to NBL’s Existing Onshore Tight
Gas Operations

Provides NBL with an Opportunity to
Further High Grade Asset Base

NBL’s Articulated
Strategic Objectives

A Combination with POG Would
Address Many of These Objectives

Establish
Organic Growth
Platform

Strategic
Acquisitions

Major International Developments Online, Driving
Visible Production Growth Through 2008

Recent Deepwater Discoveries and Associated
Development Opportunities Anchor U.S. Growth

Reduced Run-rate Unit Cash Costs by 5 Percent
From 1H03 to 1H04

Five Non-core/Higher Operating Cost Asset
Packages Identified and Sold

Total Debt/Book Capitalization Declined to
38 Percent

Net Debt/Book Capitalization at 35 Percent

Announced Acquisition of Patina Oil & Gas
Adding Long-lived Domestic Natural Gas

NBL’s Long-term Corporate Objectives

Achievements

Growth

Cost
Reductions

Reduce
Financial
Leverage

Significant Progress Towards Long-term Goals

23% CAGR
26
32
46
54
60
2001
2002
2003
2004E
2005E
Gas
Oil

30% CAGR
120
184
253
263
2001
2002
2003
2004E
Gas
Oil

noble energy

POG Has A Strong Record Of Growth

Production (MBoepd)

Proven Reserves (MMBoe)

Large POG Resource Base
Provides Stability and Upside

Over 250 MMBoe of Proved Reserves Provides Stable Production Base

Low-cost, High Operating Margins

High Free Cash Flow Generation

Significant Inventory of High Rate of Return Projects

Over 200 MMBoe of Probable and Possible Resources

Seven-plus Year Project Inventory

Low-risk Exploitation and Development

More Than 10,000 Total Identified Projects

Operating Control of Reserves, Production and Upside

95 Percent of Value

Focused Asset Base

Over 85 Percent of Value and Upside Concentrated in Two Core Areas

Technical, Operating and Acquisition Expertise Highly Transferable

3Q04 Average Daily Production – 54 MBoepd

D-J Basin – The Wattenberg Field
A New Core Area with Running Room

Wattenberg Field

One of Ten Largest Gas Fields in US

Over 500 MMBoe of Cumulative Production

POG Currently Largest Operator in Field

Stable, Predictable, Long-lived Production

Resources – 2004E

152 MMBoe of Proven Reserves

73 Percent Developed

120 MMBoe Probable/Possible

68 Percent Natural Gas

Production – 3Q04

33 MBoepd

13 Year Reserve Life

Control

Average WI of 94 Percent

99 Percent Operated

Leasehold – 220,000 Net Acres

D-J Basin

Wattenberg Field

Siberia Ridge Field

Wind River

Piceance

Niobrara Trend

NBL

POG

3,600'
Parkman
EXISTING WELLBORE
4,500'
Sussex
RECOMPLETION PROJECTS
4,800'
Shannon
ORIGINAL FRAC
7,000'
7,300'
Niobrara
Codell
REFRAC
7,500'
7,800'
8,000'
D-Sand
J-Sand
Dakota
DEEPENING PROJECTS
Blanket sands in bold

Wattenberg Field
A Large Inventory of Exploitation and Growth Opportunities

Multiple Zones

Up to Eight Productive Formations in
4500’-Thick Section

All Zones Can Be Drilled, Commingled and
Produced From Single Wellbore

Low Risk Development Opportunities

Over 98 Percent Historical Success Rate

Over 8,700 Identified High-return Projects

Major Proven Development Programs

Codell Drilling, Refracs and Trifracs

Niobrara Recompletions / Refracs

J-Sand Drilling and Deepenings

Further Exploitation Potential

Dakota

Shallow Sands (Sussex, Shannon, Parkman)

Potential for Field Consolidation

Mid-Continent Area
A Platform for Substantial Growth

Growing Natural Gas Position in
Anadarko Basin

Stable Oil Production in Ardmore-Marietta
Basin

Resources – 2004E

80 MMBoe of Proven Reserves

71 Percent Developed

35 MMBoe Probable/Possible

70 Percent Natural Gas

Production – 3Q04

15 MBoepd

15 Year Reserve Life

87 Percent Operated

Leasehold – 180,000 Net Acres

Mid-Continent

Mid-Continent
A Large Number of Low-risk Growth Opportunities

Buffalo Wallow – 20 Acre
Down-spacing Approved

Granite Wash – 200
Potential Locations

Billy Rose – Developing
10,000 Net Acres

Western Oklahoma –
Developing Red Fork Play

Southern Oklahoma

Expand Waterfloods

Test Deeper Horizons

Over 800 Identified Projects

Hemphill

St. Claire

Buffalo Wallow

Billy Rose

South Thomas

Elm Grove

Eakley Weatherford

Wildcat Jim

SW Davis

East Cumberland

Franklin Unit

Santa Fe

Milroy Deese

Loco

Cottonwood Creek

Texas

Oklahoma

San Juan Basin
Establishing A Platform for Growth

Resources – 2004E

16 MMBoe of Proven Reserves

70 Percent Developed

22 MMBoe Probable/Possible

97 Percent Natural Gas

Production – 3Q04

2 MBoepd

26 Year Reserve Life

Control

Average WI of 78 Percent

98 Percent Operated

Leasehold – 20,700 Net Acres

San Juan Basin

Central Region
Stable Oil Production

Primarily Illinois and Kansas Basins

Resources – 2004E

15 MMBoe of Proven Reserves

89 Percent Developed

4 MMBoe Probable/Possible

11 Percent Natural Gas

Production – 3Q04

4 MBoepd

10 Year Reserve Life

93 Percent Operated

Leasehold – 70,000 Net Acres

New Ventures

Leasing Acreage in Three Areas Targeting Shale
Formations

Utilize POG’s Tight Reservoir Completion Expertise

More Than 70,000 Net Acres Acquired To Date

Drilling Expected to Begin in 1Q05

Mid

Continent

26%

San Juan

9%

Wattenberg

61%

Central

4%

Mid Continent
8%

San Juan
5%

Central
3%

Wattenberg

84%

PDNP

9%

Possible

23%

PUD

15%

PDP

32%

Probable

21%

POG’s Deep Project Inventory Provides Future Growth

Resources by Category

Total: 477 MMBoe

Resources by Area

Total: 477 MMBoe

Projects by Category

Total: 10,400

Projects by Area

Total: 10,400

PDNP

20%

PUD

13%

Possible

29%

Probable

38%

A Significantly Enhanced Domestic Business
Combination Drives Further Cost Improvements

Year-to-Date 9/30/04, $/Boe

Domestic

Pro Forma

Domestic

NBL

POG

Percent

Change

LOE

4.36

3.51

3.97

Production Tax

0.78

2.36

1.50

SG&A [1]

1.42

1.20

1.16 [2]

Exploration

3.92

0.09

2.18

Interest [1]

1.35

0.64

1.64 [3]

Subtotal

11.83

7.80

10.45

(12%)

DD&A

10.59

6.25

10.72 [4]

Total

22.42

14.05

21.17

(6%)

Production (MMBoe)

17.4

14.5

31.9

[1]

Average Total NBL Rates

[2]

Includes Acquisition Synergies

[3]

Includes Additional Borrowings

[4]

Includes Purchase Price Allocation

2005 Guidance

Pro Forma

NBL

Production Growth (%)

10

10 – 11

(175 – 180 MBoepd)

LOE ($/Boe)

3.70 – 3.90

3.50 – 3.75

SG&A ($/Boe)

1.45 – 1.65

1.15 – 1.35

DD&A ($/Boe)

7.00 – 7.50

8.25 – 8.75

Exploration ($MM)

140 – 160

140 – 165

Capital Spending ($MM)

735

995

Effective Tax Rate (%)

42

40

% Deferred

20 – 30

25 – 35

2,500
2,000
1,500
1,000
500
0
MMBoe
APC
DVN
BR
APA
KMG
PXD
XTO
EOG
NBL PF
CHK
VPI
PPP
NFX
MUR
FST
THX
SGY

noble energy

2003 Proved Reserves

Note: 2003 Reserve Figures Adjusted for Announced Asset Acquisitions and Divestitures

710

Source: J.P. Morgan Chase

30
25
20
15
10
5
0
$ Billions
DVN
APA
BR
APC
KMG
XTO
EOG
CHK
PXD
NBL PF
MUR
NFX
PPP
FST
THX
VPI
SGY
noble energy

Enterprise Value

$7.7

Source: J.P. Morgan Chase

Capitalization

Current NBL

12/31/04E

(Millions)

Pro Forma

12/31/04

(Millions)

Amount

Percent

Amount

Percent

Credit Facility

$85

4%

$447

8%

Current Term Loan

150

6%

150

3%

Acquisition Loan

-

-

1,300

23%

Sr. Unsecured Notes

644

28%

644

11%

Total Debt

$879

38%

$2,541

45%

Total Equity

1,443

62%

3,146

55%

Total Capitalization

$2,322

100%

$5,687

100%

Financial Flexibility

Five-year Financing Provides Repayment Flexibility

Combined Company Generates Substantial Free
Cash Flow

Available for Expanded Capital Projects

Debt Reduced to Pre-acquisition Levels Within
Three Years

Hedges Ensure Free Cash Flow to Meet Goals

Hedging Strategy

Protects Cash Flow from Operations for Capital Needs
and Debt Reduction

New Production Hedges Through 2008

Natural Gas:  80 MMcfpd

Crude Oil:              7,000 Boepd

Layered into NBL’s Existing Production

Treated as Hedges

Fixed Rate Swaps

NBL and POG
Accelerating Progress Towards Strategic Objectives

Stronger and More Balanced Company

Reserves and Production Increase Over 50 Percent

Domestic Onshore Significantly Enhanced

Domestic Growth Less Dependent on Exploration

A Larger Base to Support Major Projects

Increased Inventory of Exploitation Projects

NBL’s Current Portfolio to Benefit with Added Expertise
from POG

Domestic Cost Structure Improves Further

Accretive to Earnings and Discretionary Cash Flow* Immediately

Significant Combined Free Cash Flow to Accommodate New
Opportunities and Debt Reduction

* See Appendix

Appendix

Disclosure & Reconciliation of Non-GAAP Measures
Discretionary Cash Flow

A – 1

                                YTD

                              09/04                                           2003

                             ($MM)                                       ($MM)

Net Income

$241.3

78.0

DD&A

234.4

288.7

Power Project DD&A

15.4

27.1

Crude Oil and Natural Gas Exploration

82.1

148.8

Interest Capitalized

(9.7)

(14.1)

Undistributed (Earnings)/Loss From Unconsol. Subs.

(44.0)

(40.6)

Distribution from Unconsol. Subs.

50.0

46.1

DD&A – Discontinued Operations

-

28.8

Impairment of Operating Assets

-

31.9

Change in Accounting Principle, Net of Tax

-

5.8

Deferred Income Tax Provision (Benefit)

43.9

(34.9)

Accretion of Asset Retirement Obligation

7.1

9.3

Other

(4.5)

63.9

Discretionary Cash Flow (1)

$615.9

$638.9

Adjustments to Reconcile:

Working Capital

(34.1)

(26.1)

Israel – Take or Pay Payment

(51.8)

Cash Exploration Costs

(29.1)

14.1

Capitalized Interest

9.7

2.9

Deferred Tax, Misc. Credits and Other

(38.3)

-

Net Cash Provided By Operating Activities

$524.0

$578.0

(1) Discretionary cash flow is a forward-looking non-GAAP financial measure.  The GAAP measure most comparable to discretionary cash flow is net cash provided by operating activities
(net operating cash).  Net operating cash is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort.  The reconciling information that is unavailable would include a forward-looking balance sheet prepared in accordance with
GAAP.  The probable significance of having a forward-looking GAAP balance sheet is estimated to be a variance of plus or minus 10 percent of the forward-looking discretionary cash flow in this presentation.

The table above reconciles cash flow to net cash flow provided by operating activities.  While discretionary cash flow is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company’s overall financial performance.  Among management, professional research analysts, portfolio managers and investors following the crude oil and natural gas industry, discretionary cash flow is broadly used as an indicator of a company’s ability to fund exploration and production activities and meet financial obligations.  Discretionary cash flow is also commonly used as a basis to value and compare companies in the crude oil and natural gas industry.

Disclosure & Reconciliation of Non-GAAP Measures
Discretionary Cash Flow

A - 2